EXHIBIT 32

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of THL Credit, Inc. (the “Registrant”) for the quarter ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), James K. Hunt, as Chief Executive Officer of the Registrant, and Terrence W. Olson, as Chief Financial Officer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ James K. Hunt
Name:	James K. Hunt
Title:	Chief Executive Officer
Date:	August 9, 2010

/s/ Terrence W. Olson
Name:	Terrence W. Olson
Title:	Chief Financial Officer
Date:	August 9, 2010